Share premium	12 Months Ended
Dec. 31, 2024
Share Premium [Abstract]
Share premium	Share premium
Share premium includes the amount paid up by the Bank’s shareholders in capital issues in excess of the par value.
The Corporate Enterprises Act expressly permits the use of the share premium account balance to increase capital at the entities at which it is recognised and does not establish any specific restrictions as to its use.
The change in the balance of share premium corresponds to the capital reductions detailed in note 31.a).
The decreased produced in 2022 by an amount of EUR 1,433 million was the consequence of the difference between the purchase value of the redeemed shares (EUR 1,706 million) and the par value of said shares (EUR 273 million) as a consequence of the capital decreases described in note 31.a.
The decrease produced in 2023 by an amount of EUR 1,595 million was the consequence of the difference between the purchase value of the redeemed shares (EUR 1,900 million) and the par value of said shares (EUR 305 million) (see note 4.a and consolidated statements of changes in total equity) as a consequence of the capital decreases described in note 31.a.
The decrease produced in 2024 by an amount of EUR 3,778 million has been the consequence of the difference between the purchase value of the redeemed shares (EUR 4,294 million) and the par value of said shares (EUR 516 million) (see note 4.a and consolidated statements of changes in total equity) as a consequence of the capital decreases described in note 31.a.
Likewise, in accordance with the applicable legislation, a reserve has been provided in 2024 for amortized capital charged to the issue premium for an amount equal to the nominal value of said amortized shares ascending to EUR 516 million (EUR 305 million and EUR 273 million euros in 2023 and 2022 respectively).